Exhibit 99.38

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1998
          Series 1998-12A, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %               7.366538
                                                       ----------------------
       Weighted average maturity                                      352.24
                                                       ----------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
             Principal Per       Prepayments Per  Interest Per
      Class   Certificate          Certificate     Certificate    Payout Rate
      -----   -----------          -----------     -----------    -----------
       PO1   $    1.13051230     $   0.24652543  $  0.00000000   %   0.00000000
       1A1   $    0.00000000     $   0.00000000  $  5.41666673   %   6.50000008
       1A2   $    0.00000000     $   0.00000000  $  5.50000000   %   6.60000000
       1A3   $    0.00000000     $   0.00000000  $  5.58333341   %   6.70000009
       1A4   $    0.00000000     $   0.00000000  $  5.62500000   %   6.75000000
       1A5   $    0.00000000     $   0.00000000  $  5.62500000   %   6.75000000
       1A6   $    0.00000000     $   0.00000000  $  5.62500059   %   6.74999937
       1A7   $    7.42850125     $   6.78400317  $  5.50832617   %   6.74999995
       1A8   $   16.85704671     $  15.39452643  $  4.17589015   %   5.56249997
       1A9   $   16.85704633     $  15.39452594  $  8.50594576   %  11.33035624
       1A10  $    0.00000000     $   0.00000000  $  0.00000000   %   0.00000000
       1A11  $   45.16055148     $  41.24241446  $  3.23312957   %   5.91952990
       1A12  $   45.16055148     $  41.24241446  $  5.04747413   %   9.24140940
       1A13  $    7.42850141     $   6.78400317  $  5.50832615   %   6.74999994
       1A14  $    7.42849518     $  11.81442225  $  5.50831979   %   6.74999218
       1R    $    0.00000000     $   0.00000000  $  3.80000000   %   0.00000000
       1RL   $    0.00000000     $   0.00000000  $  0.00000000   %   0.00000000
       1M    $    0.80066109     $   0.00000000  $  5.60742175   %   6.75000077
       1B1   $    0.80066136     $   0.00000000  $  5.60742162   %   6.75000061
       1B2   $    0.80066001     $   0.00000000  $  5.60742097   %   6.74999982
       1B3   $    0.80066126     $   0.00000000  $  5.60742358   %   6.75000296
       1B4   $    0.80066167     $   0.00000000  $  5.60741573   %   6.74999349
       1B5   $    0.80065936     $   0.00000000  $  5.60741712   %   6.74999522

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       1A14            $        3,447.09

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                        $             77,494.33
                                                              ------------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:          $   376,942,655.62
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               1,193
                                                                 --------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance           Cusip
-----         -------          -----------------       -------           -----
PO1  $           842,982.95  $        842,011.35  $           979.74
1A1  $        53,290,000.00  $     53,290,000.00  $         1,000.00  36157RLN3
1A2  $        39,687,000.00  $     39,687,000.00  $         1,000.00  36157RLP8
1A3  $        43,496,000.00  $     43,496,000.00  $         1,000.00  36157RLQ6
1A4  $        33,220,000.00  $     33,220,000.00  $         1,000.00  36157RLR4
1A5  $        13,974,000.00  $     13,974,000.00  $         1,000.00  36157RLS2
1A6  $         3,177,829.63  $      3,177,829.63  $         1,000.00  36157RLT0
1A7  $        91,336,372.18  $     90,643,508.44  $           971.83  36157RLU7
1A8  $        34,415,087.66  $     33,771,111.08  $           884.01  36157RLV5
1A9  $         8,922,430.14  $      8,755,473.24  $           884.01  36157RLW3
1A10 $                 0.00  $              0.00  $             0.00  36157RLX1
1A11 $        18,575,640.62  $     17,295,711.56  $           610.26  36157RLY9
1A12 $         6,191,880.21  $      5,765,237.19  $           610.26  36157RLZ6
1A13 $        19,780,032.18  $     19,629,983.88  $           971.83  36157RMA0
1A14 $           612,816.71  $        608,167.98  $           971.83  36157RMB8
SUP1 $       341,339,449.76  $    338,004,395.67  $           936.58
1R   $                 0.00  $              0.00  $             0.00  36157RMF9
1RL  $                 0.00  $              0.00  $             0.00  36157RMG7
1M   $         7,388,836.49  $      7,382,901.99  $           996.07  36157RMC6
1B1  $         3,195,482.38  $      3,192,915.86  $           996.07  36157RMD4
1B2  $         1,797,365.38  $      1,795,921.79  $           996.07  36157RME2
1B3  $         1,597,990.41  $      1,596,706.95  $           996.07  36157RNY7
1B4  $           798,496.77  $        797,855.44  $           996.07  36157RNZ4
1B5  $         1,199,111.96  $      1,198,148.87  $           996.07  36157RPA7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             6        Principal Balance    $     1,291,384.21
                               --------                            -------------
       2.   60-89 days
            Number             2        Principal Balance    $       378,941.79
                               --------                           -------------
       3.   90 days or more
            Number             0        Principal Balance    $             0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance    $             0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance    $             0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                             $             0.00
                                                                   -------------

     7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 1A8             %               5.56249997
                 1A9             %              11.33035624
                 1A11            %               5.91952990
                 1A12            %               9.24140940

E.     Other Information:

       1.   Special Hazard Loss Amount:                      $             0.00
                                                                ----------------

       2.   Bankruptcy Loss Amount:                          $             0.00
                                                                ----------------

       3.   Fraud Loss Amount:                               $             0.00
                                                                ----------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------